EXHIBIT 10.1

                                     FORM OF
                               INDEMNITY AGREEMENT


         THIS INDEMNITY AGREEMENT (this "Agreement") is entered into as of the ___ day of ________, 1998, between RISCORP, Inc., a Florida corporation (the "Corporation"), and _____________ ("Indemnitee").

         WHEREAS, it is essential to the Corporation to retain and attract as directors and officers the most capable persons available; and

         WHEREAS, Indemnitee is a director [and officer] of the Corporation and from time to time may also serve at the Corporation's request as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, limited liability company, joint venture, trust, employee benefit plan, or other entity; and

         WHEREAS, both the Corporation and Indemnitee recognize the risk of litigation and other claims being asserted against directors and officers of business corporations in today's environment; and

         WHEREAS, in recognition of Indemnitee's need for substantial protection against personal liability and in order to enhance Indemnitee's continued service to the Corporation and such other entities in an effective manner, the Corporation desires to extend to Indemnitee the contractual rights to indemnification and advancement of expenses as provided herein;

         NOW, THEREFORE, in consideration of the premises and intending to be legally bound hereby, the parties hereto agree as follows:

         1. Certain Definitions for Purposes of this Agreement. The following terms as used in this Agreement shall have the meanings set forth below.

         (a) "Change in Control" shall have occurred if, during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Corporation cease for any reason to constitute at least a majority thereof, unless the election of each new Director was approved in advance by a vote of at least a majority of the Directors then still in office who were Directors at the beginning of the period.

         (b) "Corporation" includes any domestic or foreign predecessor entity of the Corporation in a merger or other transaction in which the predecessor's existence ceased upon consummation of the transaction.

         (c) "Director" means an individual who is or was a director of the Corporation or an individual who, while a director of the Corporation, is or was serving at the Corporation's request as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, limited liability company, joint venture, trust, employee benefit plan, or other entity. A Director is considered to be serving an employee benefit plan at the Corporation's request if his duties to the Corporation also impose duties on, or otherwise involve services by, him to the plan or to participants in or beneficiaries of the plan. "Director" includes, unless the context requires otherwise, the estate or personal representative of a Director.

         (d) "Disinterested Director" or "Disinterested Officer" means a Director or Officer, respectively, who at the time of a vote or selection referred to in Section 3(c) or 4(b) is not a Party to the Proceeding.

         (e) "Expenses" includes all reasonable counsel fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, being or preparing to be a witness in, or otherwise participating in, a Proceeding, including any appeals.

         (f) "Independent Legal Counsel" shall mean a law firm, or a member of a law firm, that is experienced in matters of corporation law and neither at the time of retention is, nor in the five years preceding the date of such retention has been, retained to represent (i) the Corporation or Indemnitee in any matter material to either such party or (ii) any other Party to the Proceeding giving rise to a claim for indemnification under this Agreement. Notwithstanding the foregoing, the term "Independent Legal Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Corporation or Indemnitee in an action to determine Indemnitee's rights under this Agreement.

         (g) "Liability" includes the obligation to pay a judgment, settlement, penalty, fine (including an excise tax assessed with respect to an employee benefit plan), or reasonable Expenses actually incurred with respect to a Proceeding.

         (h) "Officer" means an individual who is or was an officer of the Corporation or an individual who, while an officer of the Corporation, is or was serving at the Corporation's request as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, limited liability company, joint venture, trust, employee benefit plan, or other entity. An Officer is considered to be serving an employee benefit plan at the Corporation's request if his duties to the Corporation also impose duties on, or otherwise involve services by, him to the plan or to participants in or beneficiaries of the plan. "Officer" includes, unless the context requires otherwise, the estate or personal representative of an Officer.

         (i) "Party" includes an individual who was, is, or is threatened to be made a named defendant or respondent in a Proceeding.

         (j) "Proceeding" includes any threatened, pending, or completed action, suit, or other type of proceeding, whether civil, criminal, administrative, arbitrative or investigative and whether formal or informal.

         (k) "Reviewing Party" shall mean the person or persons making the entitlement determination pursuant to Section 4 of this
                  Agreement, and shall not include a court making any determination under this Agreement or otherwise.

         2.       Basic Indemnification Arrangement.

         (a) Obligation to Indemnify; Standard of Conduct. Except as provided in Sections 2(e), 2(f), 2(g) or 6 below, the Corporation shall indemnify Indemnitee in the event Indemnitee is made a Party to a Proceeding because he is or was a Director or Officer against Liability incurred in the Proceeding if:

                           (1) Indemnitee conducted himself in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Corporation; and

                           (2)      In  the  case  of any  criminal  Proceeding,
                                    Indemnitee   had  no  reasonable   cause  to
                                    believe such conduct was unlawful.

         (b) Service with Respect to Employee Benefit Plan. Indemnitee's conduct with respect to an employee benefit plan for a purpose he believed in good faith to be in the interests of the participants in and beneficiaries of the plan is conduct that satisfies the requirement of Section 2(a)(1).

         (c) Reliance as Safe Harbor. For purposes of any determination of good faith, Indemnitee shall be deemed to have acted in good faith if Indemnitee's conduct was based primarily on the records or books of account of the Corporation or relevant entity, including financial statements, or on information supplied to Indemnitee by the officers of the Corporation or relevant entity in the course of their duties, or on the advice of legal counsel for the Corporation or relevant entity, or on information or records given or reports made to the Corporation or relevant entity by an independent certified public accountant, or by an appraiser or other expert selected with reasonable care by the Corporation or relevant entity. The provisions of this Section 2(c) shall not be deemed to be exclusive or to limit in any way the other circumstances in which Indemnitee may be deemed to have met the relevant standard of conduct set forth in this Agreement.

           (d) Termination of Proceeding Not Determinative. The termination of a Proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption or be determinative that Indemnitee did not meet the relevant standard of conduct set forth in Section 2(a).

           (e) Limits on Indemnification. Unless, and then only to the extent that, a court of competent jurisdiction acting pursuant to
                  Section 5 of this Agreement or Section 607.0850(9) of the Florida Business Corporation Act, determines that, in view of the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnification, the Corporation shall not indemnify Indemnitee under this Agreement:

                  (1) In connection with a Proceeding by or in the right of the Corporation, except for reasonable Expenses (including an excise tax assessed with respect to an employee benefit plan) and amounts paid in settlement not exceeding, in the judgment of the Board, the estimated expense of litigating the Proceeding to conclusion, actually and reasonably incurred in connection with the defense or settlement of the Proceeding, including any appeal thereof; or

                  (2) In connection with a Proceeding by or in the right of the Corporation with respect to any claim, issue or matter as to which Indemnitee shall have been adjudged liable to the Corporation.

           (f) Proceeding Brought by Indemnitee. Notwithstanding any other provision of this Agreement, Indemnitee shall not be entitled to indemnification or advancement of Expenses hereunder with respect to any Proceeding or claim brought or made by him against the Corporation, other than a Proceeding or claim seeking or defending Indemnitee's right to indemnification or advancement of Expenses pursuant to Section 5 hereof or otherwise.

           (g) Settlements. Notwithstanding any other provision of this Agreement, the Corporation shall not be liable for any amount paid by Indemnitee in settlement of any Proceeding that is not defended by the Corporation, unless the Corporation has consented to such settlement, which consent shall not be unreasonably withheld. The Corporation shall not be required to obtain the consent of Indemnitee to the settlement of any Proceeding which the Corporation has undertaken to defend if the Corporation assumes full and sole responsibility for such settlement and the settlement grants Indemnitee a complete and unqualified release in respect of the potential Liability.

           (h) Partial Indemnification. If Indemnitee is entitled under any provision of this Agreement or otherwise to indemnification by the Corporation for some portion of Liability incurred by him, but not the total amount thereof, the Corporation shall indemnify Indemnitee for the portion of such Liability to which he is entitled.

           (i) Mandatory Indemnification. The Corporation shall indemnify Indemnitee to the extent that he has been successful, on the merits or otherwise, in the defense of any Proceeding to which he was a Party, or in defense of any claim, issue or matter therein, because he is or was a Director or Officer, against reasonable Expenses incurred by him in connection with the Proceeding.

         3.       Advances for Expenses.

         (a) Obligations and Requirements. The Corporation shall, before final disposition of a Proceeding, advance funds to pay for or reimburse the reasonable Expenses incurred by Indemnitee as a Party to such Proceeding if Indemnitee delivers to the Corporation Indemnitee's written undertaking (meeting the qualifications set forth below in Section 3(b)) to repay any funds advanced if it is ultimately determined that Indemnitee is not entitled to indemnification under this Agreement, the Florida Business Corporation Act or otherwise.

         (b) Undertaking. The undertaking required by Section 3(a) above must be an unlimited general obligation of Indemnitee but need not be secured and shall be accepted without reference to Indemnitee's financial ability to make repayment. If Indemnitee seeks to enforce his rights to indemnification in a court pursuant to Section 5, such undertaking to repay shall not be applicable or enforceable unless and until there is a final court determination that he is not entitled to indemnification, as to which all rights of appeal have been exhausted or have expired.

         (c) Evaluation of Reasonableness of Expenses. Evaluation as to reasonableness of Expenses of Indemnitee in the specific case shall be made in the same manner as the determination that indemnification is permissible, as described in Section 4(b) below, except that if the determination is made by Independent Legal Counsel, evaluation as to reasonableness of Expenses shall be made by those entitled under Section 4(b)(3) to select Independent Legal Counsel. Notwithstanding the foregoing sentence, any Expenses claimed by Indemnitee shall be deemed reasonable if the Reviewing Party fails to make the reasonableness evaluation within fifteen (15) days following the later of (i) the Corporation's receipt of the undertaking required by Section 3(a), or (ii) the Corporation's receipt of invoices for specific Expenses to be reimbursed or advanced.

         (d) Timing of Payments. Subject to Section 3(c) above, reimbursement or advances for Expenses under this Section 3 shall be made not later than thirty (30) days after the later of (i) the Corporation's receipt of the undertaking required by Section 3(a), or (ii) the Corporation's receipt of invoices for specific Expenses to be reimbursed or advanced.

         4. Authorization of and Determination of Entitlement to Indemnification.

         (a) Entitlement Determination. The Corporation and Indemnitee hereby acknowledge that indemnification of Indemnitee under
                  Section 2 of this Agreement has been pre-authorized by the Corporation as permitted by the Florida Business Corporation Act. Nevertheless, the Corporation shall not indemnify Indemnitee under Section 2 unless a separate determination has been made in the specific case that indemnification of Indemnitee is permissible in the circumstances because he has met the relevant standard of conduct set forth in Section 2(a); provided, however, that (i) no such entitlement decision need be made prior to the advancement of Expenses, and (ii) regardless of the result or absence of any such determination, the Corporation shall make any indemnification mandated by
                  Section 2(i) above.

         (b) Reviewing Party. The determination referred to in Section 4(a) shall be made, at the election of the Board of Directors, by any of the following Reviewing Parties (unless a Change in Control shall have occurred after Indemnitee first began serving as a Director or Officer, in which case Indemnitee shall be entitled to designate that the determination shall be made by Independent Legal Counsel selected in the manner set forth in Section 4(c) below):

                  (1) By the Board of Directors by a majority vote of a quorum consisting of Disinterested Directors; or

                  (2) By a majority vote of a committee duly designated by the Board of Directors (in which designation directors who do not qualify as Disinterested Directors may participate) consisting solely of two or more Disinterested Directors; or

                  (3)      By Independent Legal Counsel:

                           (A) Selected in the manner prescribed in paragraph (1) or (2) of this Section 4(b); or

                           (B) If a quorum of Directors cannot be obtained for purposes of paragraph (1) and the committee cannot be designated under paragraph (2), selected by a majority vote of the full Board of Directors (in which selection directors who do not qualify as Disinterested Directors may participate); or

                  (4) By the shareholders of the Corporation, by a majority vote of a quorum consisting of shareholders who were not Parties to such Proceeding or, if no such quorum is obtainable, by a majority vote of shareholders who were not Parties to such Proceeding.

         (c) Selection of Counsel after Change in Control. If a Change in Control shall have occurred, Independent Legal Counsel shall be selected by Indemnitee (unless Indemnitee requests that such selection be made in the manner described in Section 4(b)(3)), and Indemnitee shall give written notice to the Corporation advising it of the identity of the Independent Legal Counsel so selected. In either event, Indemnitee or the Corporation, as the case may be, may, within ten (10) days after such written notice of selection has been given, deliver to the Corporation or to Indemnitee, as the case may be, a written objection to such selection; provided, however, that such objection may be asserted only on the ground that such counsel so selected does not meet the requirements of "Independent Legal Counsel" as defined in Section 1 of this Agreement, and the objection shall set forth with particularity the factual basis of such assertion. If such written objection is so made and substantiated, the counsel so selected may not serve as Independent Legal Counsel unless and until such objection is withdrawn or a court has determined that such objection is without merit. If, within twenty (20) days after submission by Indemnitee of a written request for indemnification, no Independent Legal Counsel shall have been selected and not objected to, either the Corporation or Indemnitee may petition the court conducting the Proceeding, or another court of competent jurisdiction, for resolution of any objection which shall have been made by the Corporation or Indemnitee to the other's selection of Independent Legal Counsel and/or for the appointment as Independent Legal Counsel of a person selected by the court or by such other person as the court shall designate, and the person with respect to whom all objections are so resolved or the person so appointed shall act as Independent Legal Counsel under
                  Section 4(b).

           (d) Cooperation by Indemnitee. Indemnitee shall cooperate with the Reviewing Party with respect to its determination of Indemnitee's entitlement to indemnification, including providing to the Reviewing Party upon reasonable advance request any documentation or information which is not privileged or otherwise protected from disclosure and which is reasonably available to Indemnitee and reasonably necessary to such determination. Any Expenses incurred by Indemnitee in so cooperating with the Reviewing Party shall be borne by the Corporation (irrespective of the determination as to Indemnitee's entitlement to indemnification).

           (e)    Other.

                           (i) The Reviewing Party,  however chosen,  shall make
                  the   requested   determination   as  promptly  as  reasonably
                  practicable after a request for indemnification is presented.

                           (ii) Any  determination by Independent  Legal Counsel
                  under this Section 4 shall be delivered in the form of a written option to the Board of Directors with a copy to Indemnitee.

                           (iii) The Corporation shall pay any and all reasonable fees and expenses of Independent Legal Counsel incurred by such counsel in connection with acting pursuant to
                  Section 4(b), and the Corporation shall pay all reasonable fees and expenses incident to the procedures of Section 4(d), regardless of the manner in which such Independent Legal Counsel was selected or appointed.

                           (iv) Upon the due  commencement of any action to seek
                  court-ordered indemnification pursuant to Section 5 of this Agreement, Independent Legal Counsel shall be discharged and relieved of any further responsibility in such capacity (subject to the applicable standards of professional conduct then prevailing).

         5.       Court-Ordered Indemnification and Advances for Expenses.

         (a) Procedure. If Indemnitee is a Party to a Proceeding, he may apply for indemnification or for advances for Expenses to the court conducting the Proceeding or to another court of competent jurisdiction. For purposes of this Agreement, the Corporation hereby consents to personal jurisdiction and venue in any court in which is pending a Proceeding to which Indemnitee is a Party. Regardless of any determination by the Reviewing Party that Indemnitee is not entitled to indemnification or to advancement of Expenses or as to the reasonableness of Expenses, and regardless of any failure by the Reviewing Party to make a determination as to such entitlement or the reasonableness of Expenses, such court's review shall be a de novo review. After receipt of an application and after giving any notice it considers necessary, the court may:

                  (1) Order indemnification or the advance for Expenses if it determines that Indemnitee is entitled to indemnification or to advance for Expenses under this Agreement, the Florida Business Corporation Act or otherwise; or

                  (2) Order indemnification or the advance for Expenses if it determines that, in view of all the relevant circumstances, it is fair and reasonable to indemnify Indemnitee, or to advance Expenses to Indemnitee, regardless of whether Indemnitee has the relevant standard of conduct, complied with the requirements for advancement of Expenses, or been adjudged liable in a Proceeding referred to in Section 2(e) above (in which case any court-ordered indemnification need not be limited to Expenses incurred by Indemnitee, but may include penalties, fines, amounts paid in settlement, judgments and any other amounts ordered by the court to be indemnified or advanced).

         (b) Payment of Expenses to Seek Court-Ordered Indemnification. If the court determines that Indemnitee is entitled to indemnification or to advance for Expenses, the Corporation shall pay Indemnitee's reasonable Expenses to obtain such court-ordered indemnification or advance for Expenses.

         6. Limitations on Indemnification. Regardless of whether Indemnitee has met the relevant standard of conduct set forth in Section 2(a), nothing in this Agreement shall require or permit indemnification of Indemnitee for any Liability or Expenses incurred in a Proceeding in which a judgment or other final adjudication establishes that Indemnitee's actions, or omissions to act, were material to the cause of action so adjudicated and constitute:

         (a) a violation of criminal law, unless Indemnitee had reasonable cause to believe his conduct was lawful or had no reasonable cause to believe his conduct was unlawful;

         (b) a transaction from which Indemnitee derived an improper personal benefit;

         (c) in the case of a Director, a circumstance under which the liability provisions of Section 607.0834 of the Florida Business Corporation Act are applicable; or

         (d) willful misconduct or a conscious disregard for the best interests of the Corporation in a Proceeding by or in the right of the Corporation to procure a judgment in its favor or in a Proceeding by or in the right of a shareholder of the Corporation.

         7. Vested Rights; Specific Performance. No amendment to the Articles of Incorporation or Bylaws of the Corporation or any other corporate action shall in any way limit Indemnitee's rights under this Agreement. In any Proceeding brought by or on behalf of Indemnitee to specifically enforce the provisions of this Agreement, the Corporation hereby waives the claim or defense therein that the plaintiff or claimant has an adequate remedy at law, and the Corporation shall not urge in any such Proceeding the claim or defense that such remedy at law exists. The provisions of this Section 7, however, shall not prevent Indemnitee from seeking a remedy at law in connection with any breach of this Agreement.

         8. Liability Insurance. To the extent the Corporation maintains an insurance policy or policies providing directors' or officers' liability insurance, Indemnitee shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage provided under such policy or policies in effect for any other Director or Officer of the Corporation, as the case may be.

         9. Witness Fees. Nothing in this Agreement shall limit the Corporation's power to pay or reimburse Expenses incurred by Indemnitee in connection with his appearance as a witness in a Proceeding at a time when he has not been made a named defendant or respondent in the Proceeding.

         10. Security for Indemnification Obligations. The Corporation may at any time and in any manner, at the discretion of the Board of Directors, secure the Corporation's obligations to indemnify or advance Expenses to Indemnitee pursuant to this Agreement.

         11. Non-exclusivity, No Duplication of Payments. The rights of Indemnitee hereunder shall be in addition to any other rights with respect to indemnification, advancement of Expenses or otherwise that Indemnitee may have under the Corporation's Articles of Incorporation or Bylaws, the Florida Business Corporation Act or otherwise; provided, however, that the Corporation shall not be liable under this Agreement to make any payment to Indemnitee hereunder to the extent Indemnitee has otherwise actually received payment (under any insurance policy, provision of the Articles of Incorporation or Bylaws, or otherwise) of the amounts otherwise payable hereunder. The Corporation's obligation to indemnify or advance expenses hereunder to Indemnitee who is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of any other entity shall be reduced by any amount Indemnitee has actually received as indemnification or advancement of expenses from such other entity.

         12. Amendments. To the extent that the provisions of this Agreement are held to be inconsistent with the provisions of the Florida Business Corporation Act (including Section 607.0850(7) thereof), such provisions of such statute shall govern. To the extent that the Florida Business Corporation Act is hereafter amended to permit a Florida business corporation, without the need for shareholder approval, to provide to its directors greater rights to indemnification or advancement of Expenses than those specifically set forth hereinabove, this Agreement shall be deemed amended to require such greater indemnification or more liberal advancement of Expenses to Indemnitee, in each case consistent with the Florida Business Corporation Act as so amended from time to time. Otherwise, no supplement, modification or amendment of this Agreement shall be binding unless executed in writing by the Corporation and Indemnitee.

         13. Subrogation. In the event of payment under this Agreement, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Corporation effectively to bring suit to enforce such rights.

         14. Waiver. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

         15. Binding Effect, Etc. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors or assigns (including any direct or indirect successor or assign by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Corporation), spouses, heirs, and personal and legal representatives.

         16.   Applicability   of   Agreement.   This   Agreement   shall  apply
retroactively with respect to acts or omissions of Indemnitee occurring since the date that Indemnitee first became a Director or Officer, and this Agreement shall continue in effect regardless of whether Indemnitee continues to serve as a Director or Officer, but only in respect of acts or omissions occurring prior to the termination of Indemnitee's service as a Director or Officer.

         17. Severability. If any provision or provisions of this Agreement shall be held to be invalid, illegal, or unenforceable for any reason whatsoever: (a) the validity, legality, and enforceability of the remaining provisions of this Agreement (including without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal, or unenforceable, that is not itself invalid, illegal, or unenforceable) shall not in any way be affected or impaired thereby; (b) such provision or provisions shall be deemed reformed to the extent necessary to conform to applicable law and to give the maximum effect to the intent of the parties hereto; and (c) to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal, or unenforceable, that is not itself invalid, illegal, or unenforceable) shall be construed so as to give effect to the intent manifested thereby.

         18. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Florida applicable to contracts made and to be performed in such state without giving effect to the principles of conflicts of laws.

         19. Headings. The headings of the Sections of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

         20. Inducement. The Corporation expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on it hereby in order to induce Indemnitee to serve or continue to serve as a Director and/or Officer, and the Corporation acknowledges that Indemnitee is relying upon this Agreement in serving as a director, officer, employee or agent of the Corporation or, at the request of the Corporation, as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, limited liability company, joint venture, trust, employee benefit plan, or other entity.

         21. Notice by the Indemnitee. Indemnitee agrees promptly to notify the Corporation in writing upon being served with any summons, citation, subpoena, complaint, indictment, information, or other document relating to any Proceeding or matter which may be subject to indemnification or advancement of Expenses covered hereunder. The failure of Indemnitee so to notify the Corporation shall not relieve the Corporation of any obligation which it may have to Indemnitee under this Agreement or otherwise.

         22. Notices. All notices, requests, demands, and other communications hereunder shall be in writing and shall be deemed to have been duly given if (i) delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed or (ii) mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed if to the Corporation, to the principal office address of the Corporation, or if to Indemnitee, to the address of Indemnitee last on file with the Corporation, or to such other address as may have been furnished to Indemnitee by the Corporation or to the Corporation by Indemnitee, as the case may be.

                         (signatures on following page)

         Executed as of the date first above written.

                                    RISCORP, INC.:


                                    By:
                                        --------------------------------

                                           ------------------------


                                    INDEMNITEE:


                                    -----------------------------------